PAY2 LTD LICENSE
                                    AGREEMENT

                                  PAY2 LIMITED

                                TOTAL HORIZON INC

                                 March 20, 2003

CONTENTS

CLAUSE           HEADING                                                  PAGE

1. DEFINITIONS AND INTERPRETATIONS                                            3

2. GRANT OF LICENSE                                                           6

3. TRANSACTION FEES                                                           7

4. LICENSE FEES                                                               7

5. CONSIDERATION                                                              7

6. AUDITING                                                                   7

7. NON COMPETITION AND INDEMNITY                                              8

8. MEDIATION                                                                  9

9. ADMINISTRATIVE PROVISIONS                                                 10

    SCHEDULE                                                                 13

DATED:       20th March 2003

PARTIES

1. Pay2 LIMITED of Exchange House, 54-58 Athol Street, Douglas, Isle of Man, United Kingdom, IM1 1 JD

2. TOTAL HORIZON INC of 8631 Terrance Drive, El Cerrito, California, CA 04530, U.S.A.

BACKGROUND

A. Pay2 is the proprietor of the subject matter of, entitled to the benefit of, the Trademark which relates to the Pay2 Card and Pay2 concept.

B. Pay2 has contracts with Federal Bank of the Middle East, Cyprus, and other entities to enable it to arrange the production and distribution of Pay2 Cards throughout the world.

C. Pay2 has agreed to grant a license to Total Horizon to market and sell Pay2 Cards to persons within the Territory to whom Pay2 will then through its agents or contractors distribute.

D. Pay2 is also the proprietor or licensee of the other Intellectual Property and it was agreed a license to Total Horizon to promote, sell, manipulate and otherwise take advantage of the Other Intellectual Property.

OPERATIVE PROVISIONS

1.       DEFINITIONS AND INTERPRETATION

1.1      In this Agreement unless the context otherwise requires:

Pay2 Card means a card that is central to the Pay2 Concept, being a card that can be used as a Stored Value Card with the ability to enable holders to redeem cash through automatic teller machines and to make purchases through point of sale electronic funds transfer at merchants and to make purchases over the internet.

Pay2 Concept means the concept more particularly described in the schedule to this Agreement.

Transaction Fee means the fee charged by Pay2, in relation to each of the types of transactions conducted using the Pay2 Card as described in this agreement (but specifically excludes fees charged by banks in relation to the processing of financial transactions).

Territory means the world.

Reseller means agents which may be appointed or contracted by Total Horizon at its own expense to assist in the marketing and sales of the Pay2 Card, each Reseller appointed to be subject to the approval of Pay2.

Trademark means any trademark registered by Pay2 in the United Kingdom and elsewhere in relation to the Pay2 Card.

Other Intellectual Property means all other intellectual property owned by Pay2 or to which it has a license to market, sell, manipulate and otherwise take advantage.

Performance Criteria means 200,000 transactions per month on Pay2 Cards issued pursuant to the license granted to Total Horizon, to be achieved within 12 months of the date when the Pay2 Cards are issued and operational.

Direct Per Card Cost means the expenses charged by all contractors to Pay2 for the design (including and redesign of artwork) and production of the relevant Pay2 Card including expenses for the distribution of the Pay2 Card, together with any additional charge which shall be agreed with Total Horizon.

1.2 In this Agreement unless the context otherwise requires: reference to a person includes any other entity recognized by law and vice versa; the singular includes the plural and vice versa;

one gender includes every gender;

reference to a party includes their executors, administrators or permitted assigns or, being a company, its successors or permitted assigns;

an agreement, representation or warranty on the part of two or more persons binds each and all of them;

an agreement, representation or warranty in favor of two or more persons if for the benefit of each and all of them; clause headings are for reference purposes only;

all references to dollars shall, unless specified to the contrary, be references to United States dollars;

reference to an hem is a reference to an Item in the Schedule to this Agreement;

reference to a statute,  ordinance,  code or other law includes  regulations and
other  instruments  under  it  and  consolidations,   amendments  under  it  and
consolidations, amendments, re-enactments or replacements of it.

2.       GRANT OF LICENSE

2.1 Pay2 hereby grants a license to Total Horizon:


     (a) to market and sell in the territory PaY2 Cards to be produced and distributed by Pay2 through its agents and contractors, in any manner Total Horizon shall choose, (including, but without limiting the foregoing, by network or multilevel marketing technique;)

     (b) to appoint resellers within the Territory subject to the approval of Pay2.

2.2 Subject to clause 2.3, the license referred to in clause 2.1 shall from the date hereof be an exclusive license in respect of the right to market and sell Pay2 Cards throughout the world for an initial period of 10 yews and renewable thereafter- by mutual agreement. -

2.3 In the event that Total Horizon does not achieve the Performance Criteria by the deadline stipulated therein, then the exclusive license granted in clause 2.1 shall be converted to a non exclusive license.

2.4 Pay2 also grants to Total Horizon a license to market, promote, sell, manipulate and otherwise deal with and take advantage of the Other Intellectual Property to the extent permitted by law or the terms of any head license granted in favor of Pay2.

2.5 Total Horizon is entitled to appoint Resellers to market the Pay2 Card and it is a condition of this license that both Total Horizon and such resellers shall not engage or have engaged in any felonious criminal activity or have marketed or shall market to criminal organizations or individuals who may be deemed to be operating illegally within their jurisdictions.

2.6 Pay2 and Total Horizon will enter into such registered user agreements as shall be necessary to regulate the use by Total Horizon of the trademark.

3.       TRANSACTION FEES

3.1 The parties knowledge that fees are to be charged by Pay2 in respect of the processing and maintenance of transaction processing facilities, more particularly described as Pay2 functions in the Pay2 Concept. These fees are set out in Appendix I of this Agreement. The parties also acknowledge that fees are to be charged by Resellers in relation to the marketing of the Pay2 cards throughout the world.

4.       LICENSE FEES

4.1 in respect of the grant of rights under this Agreement Total Horizon agrees that Pay2 will retain for its own account up to 10% of the net revenue generated by cardholders introduced by Total Horizon and its resellers plus such funds as may be required by Pay2 to cover all of its costs. These costs shall include but not be limited to all transaction costs levied by third parties; an administration costs; all -systems costs; all marketing and brand development costs and all support and other costs.

5.      CONSIDERATION

5.1 Total Horizon Inc. will issue 28,185,000 shares by which 4,000,000 shares are for the account of Pay2 Limited to Argonaut Associates Ltd Nicosia for arranging the delivery of the Pay2 system to Total Horizon as evidenced by this license.

6.       AUDITING

6.1 Pay2 hereby grants to Total Horizon and its duly authorized representatives the right to inspect its financial books and records for the sole purpose of verifying the charges and expenses incurred and to be incurred by Pay2

7.       NON COMPETITION AND INDEMNITY

7.1 Total Horizon shall not seek to set up or operate a concept which is substantially similar to the Pay2 Concept.

7.2 Total Horizon shall not market or sell any other cards that perform the same functions as the Pay2 Card without Pay2's consent.

7.3 Total Horizon shall ensure that in every Reseller's agreement, which it may grant hereunder, there shall be obligations placed upon the Reseller identical to clauses 7.1 and 7.2.

7.4 In the event that Total Horizon or any of its Resellers commits any act or performs any conduct which is contrary to the Pay2 Concept and that act or conduct results in claims, actions, suits or demands made upon Pay2, then Total Horizon shall indemnify and keep indemnified Pay2 from all liability arising as a result of such in claims, actions, suits or demands.

7.5 In the event that Pay2 or any of its contractors commits any act or performs any conduct which is contrary to the Pay2 Concept and that act or conduct results in claims, actions, suits or demands made upon Total Horizon, then Pay2 shall indemnify and keep indemnified Total Horizon from all liability arising as a result of such in claims, actions, suits or demands.

7.6 In the event that Total Horizon suffers loss as a result of any failure, defect or error in the Pay2 Concept, being a failure, defect or error that is not within the control of Pay2 or caused by any act or omissions of Pay2, then Total Horizon shall not hold Pay2 liable for such loss, provided however that if such failure, defect or error is caused by any other party who may be held liable to Pay2, then Pay2 shall do all things necessary to permit Total Horizon to recover its loss from such other party.

8.       MEDIATION

8.1 In the event of a dispute arising under the provisions of this agreement, the parties agree to participate in a mediation procedure before taking any court action.

8.2 In the event of a dispute, the following procedure must be followed:

     (a) the alleged aggrieved party shall give written notice of the dispute, including particulars thereof, to the other party;

     (b) the notice of dispute shall identify three potential mediators, each of whom shall be legally qualified in the jurisdiction of at least one of the parties;

     (c) within 21 days of receipt of the notice of dispute, the other party shall respond, setting out particulars of any defense, and identify either one of the mediators chosen by the aggrieved party or any further mediators (being not more than three) to mediate the dispute;

     (d) if the parties cannot agree on the choice of mediator within a further 14 days, then the parties shall refer the matter to HM Attorney General of the Isle of Man to choose a mediator, which choice shall be binding upon the parties;

     (e) if the mediator is unable to resolve the dispute then he or she shall certify in writing to that effect, whereupon the parties will be at liberty to commence court action.

9.       ADMINISTRATIVE PROVISIONS

9.1      Notices

     (a) Any notice, approval, request, demand or other communication (notice) to be given for the purposes of this Agreement must be in writing and must be:

          (i)  served personally; or

          (ii) sent by ordinary or registered post - person to person mail (airmail if overseas) to the address of the party specified in this Agreement (Or such other address as that party notifies in writing); or

          (iii)sent by facsimile transmission to the facsimile number of that party specified in this Agreement, (or such other facsimile number as that party notifies in writing).

A notice given:

          (i)  personally will be served on delivery;

          (ii) by post will be served seven days after posting;

          (ii) by facsimile transmission will be served on receipt of a transmission report by the machine from which the facsimile was sent indicating that the facsimile had been sent in its entirety to the facsimile number specified in this Agreement or such other number as may have been notified by the receiving party. If the facsimile has not been completely transmitted by 5.00 PM. (determined by reference to the time of day at the recipient's address) it will be deemed to have been served on the next day.

9.2           Stamp Duty

     (a) The parties shall contribute equally to pay all stamp duty on or arising in connection with this Agreement and any other related documentation.

     (b) Each party must bear its own legal and other costs and expenses arising directly or indirectly with respect to the preparation, execution, completion and performance of this Agreement or any related documentation.

9.3           Waiver

The failure or omission of a party at any time to:

     (a) enforce Or require the strict observance of or compliance with any provision of this Agreement; or

     (b) exercise any election or discretion under this Agreement, will not operate as a waiver of them or the rights of a party, whether express or implied, arising under this Agreement.

9.4      Further Assistance

Each party must sign) execute and complete all additional documents which may be necessary to effect, perfect, or complete the provisions of this Agreement and the transactions to which it relates.

9.5      Severability

If any part of this Agreement is or becomes illegal, invalid or unenforceable in any relevant jurisdiction, the legality, validity or enforceability of the remainder of the Agreement will not be affected and this Agreement will be read as if the part had been deleted in that jurisdiction only.

9.6       Entire Understanding

     (a) This Agreement contains the entire understanding and agreement between the parties as to the subject matter of this Agreement.

     (b) All previous negotiations, understandings, representations, warranties, memoranda or commitments in relation to, or in any way affecting, the subject matter of this Agreement are merged in and superseded by this Agreement and will be of no force or effect and no party will be liable to any other party in respect of those matters.

     (c) No oral explanation or information provided by any party to another will affect the meaning or interpretation of this Agreement or constitute any collateral agreement, warranty or understanding between any of the parties.

9.7      Merger

Obligations contained in this Agreement will continue until satisfied in full.

9.8      Execution by Counterparts

This  Agreement  may  consist  of  one  or  more  counterpart   copies  and  all
counterparts will, when taken together, constitute the one document.

                                    SCHEDULE

The Pay2 Concept:

The central feature of the Pay2 Concept is the Pay2 Card issued by a bank under the Maestro or Visa Electron banner. The Pay2 Card is designed to be a stored value card and once loaded, can be used at ATM's, Points of Sale, on the Internet or to transfer funds from card to card. The Pay2 Card is a secure payment method which is PIN driven.

To achieve these functions the Pay2 Card utilizes Pay2 technology, some of which is the subject of provisional - patent applications and is still in a developmental stage. The technologies necessary for the basic function of the Pay2 Card as outlined in this description have already been developed. As further technologies are developed, they will be used to further enhance the functions of the Pay2 Card.

EXECUTED as an agreement.

SIGNED  on  behalf  of Pays  LIMITED
By its authorized representative in the Presence of:

 ---------------------------------------    ------------------------------------
    Signature of  witness                 Signature of authorized representative

---------------------------------------     ------------------------------------
   Name of witness - please print         Name of authorized representative-
                                                    please print




-----------------------------------------------------------------
                   Address of witness


SIGNED  on  behalf  of  TOTAL  HORIZON  INC
ACN  085  902 934 by its  authorized
Representative in the presence of:


---------------------------------------    -------------------------------------
  Signature of witness                    Signature of authorized representative


---------------------------------------    -------------------------------------
Name of witness - please print            Name of authorized representative -
                                                    please print


______________________________________________________________________
Address of witness